CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT, AND NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


PANDESIC AGREEMENT                                                EXHIBIT 10.16


CONTRACT DATE:                                  CONTRACT NUMBER:
               -------------------------------                  ----------------

--------------------------------------------------------------------------------
MERCHANT INFORMATION
--------------------------------------------------------------------------------

               ONLINE SPECIALTY RETAILING, INC
COMPANY NAME:. D.B.A GREATFOOD.COM              CONTACT NAME: BEN NOURSE
             ---------------------------------               -------------------
BILLING ADDRESS:  2030 1ST AVENUE, 3RD FLOOR    PHONE: (206) 443-3346 X 108
                ------------------------------        --------------------------
SEATTLE, WA 98121                               FAX: (206) 443-3314
----------------------------------------------      ----------------------------
                                                E-MAIL: BEN@GREATFOOD.COM
----------------------------------------------         -------------------------
BILLING CONTACT:  BEN NOURSE                    TECHNICAL CONTACT: BEN NOURSE
                ------------------------------                    --------------
PHONE: (206) 443-3346 X 108                     PHONE: (206) 443-3346 X 108
      ----------------------------------------        --------------------------
FAX: (206) 443-3314                             FAX: (206) 443-3314
    ------------------------------------------      ----------------------------
E-MAIL: BEN@GREATFOOD.COM                       E-MAIL: BEN@GREATFOOD.COM
       ---------------------------------------         -------------------------


Merchant hereby orders the Pandesic E-Business Solution Service from PANDESIC LLC ("PANDESIC"). This Order Form is subject to the Terms and Conditions and the Pandesic reference documents referred to herein (collectively, the "Agreement"). This Agreement is valid when accepted by an authorized representative of PANDESIC.

The Pandesic E-Business Solution Service consists of (i) the installation, implementation, hosting and administration of Merchant's e-commerce web site (the "Hosting Services") on computers and system software (the "Pandesic Equipment") operated by PANDESIC or its hosting partner (the "Hosting Partner"), and (ii) licenses of associated Pandesic and third party ("Supplier") application software (the "Software") for such purposes.

Other services provided hereunder include (i) training on the operation of the Pandesic E-Business Solution Service, and (ii) maintenance and support services (the "Maintenance Services"), all as described from time to time in PANDESIC reference documents. The Pandesic E-Business Solution Service and the other services are referred to collectively as the "Services."

MERCHANT HAS READ AND AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT. MERCHANT AND PANDESIC AGREE THAT THE TERMS AND CONDITIONS OF THIS AGREEMENT REPLACE AND SUPERSEDE ALL PROPOSALS, WRITTEN OR ORAL, AS WELL AS OTHER COMMUNICATIONS BETWEEN MERCHANT AND PANDESIC RELATING TO THIS AGREEMENT.

-------------------------------------------------------------------------------
ACCEPTANCE
-------------------------------------------------------------------------------

ACCEPTED BY MERCHANT:                           ACCEPTED BY PANDESIC LLC:

SIGNATURE: /S/ BENJAMIN C. NOURSE               SIGNATURE: /S/ PETER WOLCOTT
          ----------------------------------              ---------------------
PRINT NAME: BENJAMIN C. NOURSE                  PRINT NAME: PETER WOLCOTT
           ---------------------------------               --------------------
TITLE: CHAIRMAN                                 TITLE: PRESIDENT
      --------------------------------------          -------------------------
DATE: MARCH 10, 1999                            DATE: MARCH 18, 1999
     ---------------------------------------         --------------------------

-------------------------------------------------------------------------------
TRH 121698                   Pandesic Agreement -- Order Form            Page 1

    [***] indicates confidential treatment for omitted text has been requested.

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
RATE SHEET

-------------------------------------------------------------------------------
INITIAL SET-UP CHARGE
-------------------------------------------------------------------------------

- Merchant shall pay an initial set-up charge of [***], payable upon acceptance of this Agreement.

-------------------------------------------------------------------------------
MONTHLY TRANSACTION FEES
-------------------------------------------------------------------------------

-   The Monthly Base Fee shall be [***].

- Monthly Transaction Fees will be calculated using the Monthly Base Fee plus a percentage of monthly revenue (defined as gross sales plus freight revenue, excluding taxes) generated by the sale or other distribution of products or services provided by Merchant through use of the Pandesic E-Business Solution.

- Monthly Transaction Fees commence upon the Technical Installation (the date that the Pandesic software is loaded on the servers and the servers are ready to accept Merchant's configuration and functional installation of its products), at the site of Pandesic's Hosting Partner ("").

-------------------------------------------------------------------------------
ALTERNATIVE MINIMUM FEES
-------------------------------------------------------------------------------

- Merchant shall pay to Pandesic the greater of the Alternate Minimum Fees or the Monthly Transaction Fees (as calculated above) in any month of the term. The Alternate Minimum Fees shall be calculated as [***] per active server page presented that month plus [***] times the number of `hits'to Merchant's web site.

-------------------------------------------------------------------------------
FEE SCHEDULE
-------------------------------------------------------------------------------

Monthly Transaction Fees shall be determined in accordance with the following table:

--------------------- ----------------------- ---------------------------- -----------------------------------------------
MERCHANT MONTHLY SALES                        MONTHLY TRANSACTION FEE
--------------------- ----------------------- ---------------------------- -----------------------------------------------
FROM                  TO                      BASE FEE                     INCREMENTAL TRANSACTION %
--------------------- ----------------------- ---------------------------- -----------------------------------------------
[***]                 [***]                   [***]                        Plus [***] of the amount of [***]
--------------------- ----------------------- ---------------------------- -----------------------------------------------
[***]                 [***]                   [***]                        Plus [***] of the amount over [***]
--------------------- ----------------------- ---------------------------- -----------------------------------------------

For example, a merchant that transacts [***] of monthly gross sales and [***] of freight revenue would be responsible for a Monthly Transaction Fee of [***].

Monthly Base Fee for [***] in Monthly Sales               [***]
[***] of [***] (amount over [***])                        [***]
Total owed to Pandesic                                    [***]


-------------------------------------------------------------------------------
GRR 121898               Pandesic Agreement -- Rate Sheet                Page 2

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
RATE SHEET

-------------------------------------------------------------------------------
ACCEPTANCE
-------------------------------------------------------------------------------

ACCEPTED BY MERCHANT:                           ACCEPTED BY PANDESIC LLC:

SIGNATURE: /S/ BENJAMIN C. NOURSE               SIGNATURE: /S/ PETER WOLCOTT
          ----------------------------------              ---------------------
PRINT NAME: BENJAMIN C. NOURSE                  PRINT NAME: PETER WOLCOTT
           ---------------------------------               --------------------
TITLE: CHAIRMAN                                 TITLE: PRESIDENT
      --------------------------------------          -------------------------
DATE: MARCH 10, 1999                            DATE: MARCH 18, 1999
     ---------------------------------------         --------------------------


-------------------------------------------------------------------------------
GRR 121898               Pandesic Agreement -- Rate Sheet                Page 3

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS


The following terms and conditions (these "Terms") govern the provisions by Pandesic LLC ("Pandesic") of the Services described on the Pandesic E-Business Solution Service Order Form ("Order Form") to the company ("Merchant") identified on the Order Form.

-------------------------------------------------------------------------------
1.       OBLIGATIONS OF PANDESIC
-------------------------------------------------------------------------------

         1.1 Pandesic will provide, deploy, support and maintain the Pandesic E-Business Solution Service.

         1.2 Pandesic hereby grants to Merchant a non-exclusive and non-assignable license to use the Software in the United States for the purpose of conducting business over the Internet.

-------------------------------------------------------------------------------
2.       OBLIGATIONS OF MERCHANT
-------------------------------------------------------------------------------

         2.1 Merchant shall comply with all of the terms of this Agreement, including but not limited to, the Acceptable Use Policy (the "Use Policy"), as the Use Policy may be modified from time to time during the term of this Agreement.

         2.2 Merchant may use the Services for the purpose of conducting electronic commerce activities, including processing third party data, solely in connection with products and services offered via Merchant's website. Subject to the foregoing Merchant shall not offer, for a fee or free of charge, services consisting of the processing of data through the use of the Services for, or for the benefit of, any person other than Merchant.

-------------------------------------------------------------------------------
3.       PAYMENT
-------------------------------------------------------------------------------

         3.1 Merchant shall pay the fees set out in the Rate Sheet, attached hereto.

         3.2 All payments shall be made in U.S. Dollars. In all cases, payments are due upon receipt by Merchant of the applicable monthly invoices.

         3.3 Payments and any additional charges, including, but not limited to, any early cancellation charges, accrued interest and late fees shall be invoiced in arrears and shall appear on the monthly invoices for Services or separate invoices, as determined by Pandesic in its sole discretion.

         3.4 In addition to any other remedies that may be available to Pandesic under this Agreement (including, but not limited to, those in connection with the termination of this Agreement pursuant to Section 13 below) or applicable law, invoices that are not paid in full thirty (30) days after receipt by Merchant (a "Payment Default") will be subject to interest charges of the lesser of one and one-half percent (1.5%) per month or portion thereof and the highest amount permitted by law, which interest shall accrue daily.

         3.5 Merchant shall be liable for all amounts owed to Pandesic pursuant to this Agreement, irrespective of the termination of this Agreement. Merchant also shall pay to Pandesic all expenses incurred by Pandesic in exercising any of its rights under this Agreement or applicable law with respect to the collection of a Payment Default, including, but not limited to, reasonable attorneys'fees and the fees of any collection agency retained by Pandesic.

-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 1

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

         3.6 Merchant shall be liable for, and shall reimburse Pandesic and indemnify and hold Pandesic harmless from all local, state, federal and non-United States taxes or similar assessments or charges (including any interest and penalties imposed thereon), other than taxes based on the net income of Pandesic, arising out of or relating to this Agreement or the provision of the Services hereunder.

-------------------------------------------------------------------------------
4.       MAINTENANCE
-------------------------------------------------------------------------------

         4.1 Pandesic designates time periods ("Scheduled Maintenance Windows") during which it may limit or suspend the availability of the Pandesic Equipment and/or Software involved in providing its Services (an "Outage") to perform necessary maintenance or updates. Scheduled Maintenance Windows currently are each Tuesday and Friday between the hours of 4:00 a.m. and 8:00 a.m. and the third Saturday of each month between the hours of 4:00 a.m. and 12 noon Pacific Standard Time.

         4.2 If planned maintenance has the possibility of making the Pandesic Equipment used by Merchant inaccessible to the Internet during a Scheduled Maintenance Window, Pandesic will provide not less than twenty-four (24) hours prior electronic mail or other notice to Merchant of the Scheduled Maintenance Window during which the Outage is planned.

         4.3 In addition, Pandesic reserves the right to perform any required maintenance work or updates outside of the Scheduled Maintenance Window with a minimum of seven (7) days prior notice to Merchant. Pandesic also may perform at any time any maintenance or updates it believes is necessary to preserve the integrity of Pandesic's network and services offered regardless of whether it has provided any notice to Merchant thereof. Pandesic shall perform any upgrades to the Software at times mutually acceptable to both parties.

         4.4 Merchant agrees that Pandesic, its Hosting Partner and its third party service providers shall have access to its intenet commerce system and web site for the purposes contemplated in this Agreement.

-------------------------------------------------------------------------------
5.       CONFIDENTIALITY
-------------------------------------------------------------------------------

         5.1 In the course of business dealing, both parties will be releasing valuable trade secrets and other confidential information to the other including, in Pandesic's case, information about the Services and Software provided by Pandesic, Hosting Partner and Suppliers, and in Merchant's case, its customer business data. Each party recognizes that such information constitutes valuable trade secrets of the other.

         5.2 Accordingly, each party agrees that (i) the provisions of this Agreement, (ii) any information whatsoever with respect to the Services and the Software, (iii) the course of dealing between Pandesic and Merchant hereunder, (iv) Merchant's data, and (v) all other non-public information (whether technical or otherwise) made available or disclosed to such party (the "recipient") by the other (the "disclosing party") (collectively, the "Confidential Information") shall be treated by recipient on a confidential basis and shall not be reproduced, reduced to writing, or disclosed to any employee or contractor except as necessary to provide or use the Services, or to any other person or entity without the prior written consent of disclosing party.

         5.3 Upon termination of this Agreement, any documentation reflecting any Confidential Information of the other party shall be returned promptly to such party. Disclosure of information pursuant to applicable statutes or regulations (collectively, "Laws") shall be excepted from the provisions of this Section 5; provided, however, that prior to any disclosure by the recipient pursuant to any Laws, recipient will assert the confidential nature of the Confidential Information and will

-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 2

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

                  cooperate fully with the disclosing party, at the disclosing party's expense, in protecting against any such disclosure including, but not limited to, obtaining a protective order or similar order narrowing the scope of such disclosure of the Confidential Information. In the event such protection is not obtained, the recipient shall disclose the Confidential Information only to the extent necessary to comply with the Laws.

-------------------------------------------------------------------------------
6.       PROPRIETARY RIGHTS INDEMNIFICATION
-------------------------------------------------------------------------------

         6.1 Merchant agrees to indemnify and hold harmless Pandesic, all individuals or entities controlling, controlled by or under common control with Pandesic (each, a "Pandesic Affiliate"), Hosting Partner, and the officers, directors and employees of Pandesic, Pandesic Affiliates and Hosting Partner (an "Indemnified Party") against any losses, claims, damages, liabilities, penalties, actions, proceedings or judgements (collectively "Losses") to which an Indemnified Party may become subject, related to or arising out of any infringement or misappropriation or alleged infringement or misappropriation of any United States copyright, trade secret or other proprietary right related to any hardware or software (other than the Pandesic Equipment and the Software) utilized by Merchant in connection with any of the Services or to any Merchant data distributed via the Pandesic E-Business Solution Service and will reimburse such Indemnified Party for all legal and other expenses, including reasonable aftorneys'fees incurred by such Indemnified Party in connection with investigating, defending or settling any Loss, whether or not in connection with pending or threatened litigation in which such Indemnified Party is a party.

         6.2 Pandesic agrees to indemnify and hold harmless Merchant against any Losses to which Merchant may become subject, related to or arising out of any infringement or misappropriation or alleged infringement or misappropriation of any United States patent, copyright, trade secret or other proprietary right related to the Pandesic Equipment or the Software and will reimburse Merchant for all legal and other expenses, including reasonable aftorneys' fees incurred by Merchant in connection with investigating, defending or settling any Loss, whether or not in connection with pending or threatened litigation in which Merchant is a party. This indemnification does not relate to the Merchant data or matters that arise from Merchant data or conduct. The provisions of this Agreement relating to indemnification shall survive termination of this Agreement.

         6.3 In the event of any claim of infringement or misappropriation under paragraph 6.2, above, Pandesic may, at its option and expense either (i) procure for Merchant the right to continue using the Pandesic Equipment or the Software, (ii) replace such Pandesic Equipment or Software with non-infringing equipment or software, (iii) modify the same so as to make it non-infringing, or (iv) terminate the Agreement as to the infringing Pandesic Equipment or Software and refund to Merchant any of the unused portion of the fees paid for Services prior to such termination.

-------------------------------------------------------------------------------
7.       INDEMNIFICATION
-------------------------------------------------------------------------------

         7.1 In addition to other indemnification provided herein, and except as to matters covered by paragraph 6.2, above. Merchant agrees to indemnify and hold harmless Pandesic, Pandesic Affiliates, Hosting Partner, and the officers, directors and employees of Pandesic, Pandesic Affiliates, and Hosting Partner (each an "Indemnified Party") against any Losses to which an Indemnified Party may become subject and which Losses arise out of, or relate to this Agreement or Merchant's use of the Services, and will reimburse an Indemnified Party for all legal and other expenses, including reasonable attorneys'fees incurred by such Indemnified Party in connection with investigating, defending or settling any Loss whether or not in connection with pending or threatened litigation in which such Indemnified Party is a party.


-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 3

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

-------------------------------------------------------------------------------
8.       OTHER MERCHANT ASSURANCES
-------------------------------------------------------------------------------

         8.1 During any time period when Merchant is provided access to any facilities, hardware or other property owned or leased by, or otherwise under the control of Pandesic or Hosting Partner (collectively "Pandesic Property") pursuant to this Agreement, Merchant shall (i) maintain insurance, with Pandesic and Hosting Partner as a named payee, covering any damage or destruction to Pandesic Property (collectively `Damage'); and
                  (ii) reimburse Pandesic for all expenses incurred by Pandesic in replacing or repairing, as the case may be, any Damage caused by Merchant.

         8.2 Merchant shall not attempt to copy, modify, alter, disassemble, decompile, translate or convert into human readable form, or reverse engineer, all or any part of the Software and shall not use the Software to develop any derivative works or any functionally compatible or competitive software, except to the extent permitted under applicable law. However, Merchant may create interfaces to the Software or modify the provided interfaces to permit interfacing with Merchant's legacy database systems solely for Merchant's use in connection with the Services provided pursuant to this Agreement. Merchant shall not separate the Software into its component parts, nor incorporate any component files into any product, nor shall it remove any proprietary, trademark or copyright markings or confidentiality legends within the Software.

         8.3 Merchant shall not use the Services in any manner which violates any law or regulation, is for a fraudulent purpose, contravenes public policy, or may cause Pandesic or its Suppliers to be subject to investigations prosecution or legal action. Merchant shall only use the Services to process sales transactions which, to the best of its knowledge, are genuine and do not arise out of fraudulent or illegal activities in the sale of goods, information or services. Merchant agrees, represents and warrants that Merchant's web site shall not contain any content or materials that infringe on the rights of any other party or violate any applicable law or regulation or any proprietary, contract, moral, privacy or other third party right, or which would expose Pandesic, its Hosting Partner or its Suppliers to any civil or criminal liability or otherwise would affect Pandesic's or its Hosting Partner's business. Merchant shall indemnify and save Pandesic, Pandesic Affiliates, Hosting Partner, and the officers, directors and employees of Pandesic harmless (each an "Indemnified Party") against any claim, liabilities and costs to which an Indemnified Party may become subject to and which arise out of, or relate to any content contained on Merchant's web site or which result from the use of the Services in contravention of this section. Merchant shall (a) acquire all authorizations necessary in respect of any hyperlinks to its commerce web site, and (b) provide Pandesic and its Hosting Partner with accurate information concerning descriptive claims, warranties, guarantees, nature of its business and the addresses where its business is conducted.

         8.4 Merchant appoints Pandesic as its agent to accept customer relationships with certain of its Suppliers (such as CyberCash, Inc.) as more fully described in the reference documents.

-------------------------------------------------------------------------------
9.       USE OF MERCHANT'S NAME
-------------------------------------------------------------------------------

         9.1 Pandesic shall be permitted to use Merchant's name in connection with proposals to prospective merchants and otherwise in print and in electronic form for marketing or other purposes, including, but not limited to, use in connection with (i) compliance with applicable laws or regulations; and (ii) the protection of any rights relating to Pandesic or its business.

-------------------------------------------------------------------------------
10.      USE OF PANDESIC'S NAME
-------------------------------------------------------------------------------

         10.1 Merchant may use the name "PANDESIC(TM)" in connecton with the Services or otherwise only with the prior written consent of Pandesic. Pandesic shall be permitted to place an image of its

-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 4

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

                  logo on Merchant's web site in order to identify Pandesic as the e-business solution provider to Merchant. The parties shall jointly agree the size and location of such logo.

         10.2 Except as set forth herein, Merchant shall have no right to use or display the trademarks of Pandesic, Hosting Partner or Suppliers.

-------------------------------------------------------------------------------
11.      WARRANTY
-------------------------------------------------------------------------------

         11.1 Subject to Section 4, Pandesic will use its reasonable commercial best efforts to assure that the Services will be available twenty-four (24) hours a day, seven (7) days a week. If the Services are unavailable for more than a total of 4 hours in any week, other than as a result of the maintenance activities described in Section 4, Merchant's sole and exclusive remedy shall be that, in the event the Fees are below the Monthly Base Fee in the month of availability, the fees shall be waived on a pro rata basis for the period of unavailability.

         11.2 For purposes of this Agreement, a week shall be considered to run from Sunday to Saturday and the Services shall be deemed to be unavailable if (i) the system network is incapable of transmitting data (subject to Section 15 below); or (ii) Pandesic's standard hardware, software, or operating system is functioning in a manner that prevents http, ftp, or mail access to the Internet server or the software is unable to process standard functions of the Pandesic E-Business Solution Service ("Unavailability").

         11.3 Notwithstanding the foregoing, Pandesic shall not be in breach of this warranty for any period of unavailability which results from Merchant's action or inaction, including, but not limited to, Merchant's use of Merchant owned, non-standard, or unsupported hardware and/or software installed by the Merchant (or by Pandesic at the Merchant's request).

         11.4 Pandesic warrants that the Maintenance Services will be performed in accordance with generally accepted industry standards for comparable services. Merchant's sole and exclusive remedy for any breach of the foregoing warranty shall be to provide Pandesic with notice of such nonconformity within thirty (30) days of the defective performance and Pandesic shall re-perform such Maintenance Services.

         11.5     YEAR 2000 COMPLIANCE

                  11.5.1 The Pandesic-owned portion of the Software shall be Year 2000 Compliant as of September 30, 1999.

                  11.5.2 In this regard, "Year 2000 Compliant" shall mean that the software shall continue to function before, during and after January 1, 2000 without error related to, or the product of, date data which represents or references different centuries, and, more specifically, (a) correctly manages and manipulates data involving dates, including single-century formulae and multi-century formulae,
                           (b) correctly identifies the year 2000 as a leap year, (c) does not include any default references to year 99 or otherwise use any date data field to indicate any information other than a specific
                           date, and (d) uses four digits to indicate the year in storage, use and communication of all date data date-related functions.

                  11.5.3 The Software also includes third party Software. In some cases, the Year 2000 capabilities of such third party Software are unwarranted by the Suppliers of such Software. Pandesic shall test the third party Software for Year 2000 Compliance and shall use its reasonable commercial best efforts to cause such Software to be made Year 2000 Compliant by their Suppliers.

-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 5
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PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS


                  11.5.4 Pandesic is not responsible for errors resulting from third-party systems or devices, which directly access the database and overwrite the database date fields or from the improper integration of non-Year 2000 Compliant systems by Merchant.

         11.6 EXCEPT AS SET FORTH HEREIN, PANDESIC, HOSTING PARTNER AND SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         11.7 PANDESIC DOES NOT WARRANT THE ACCURACY OF THE TAX DATA AND OTHER TAX CALCULATIONS MADE BY THE SOFTWARE. MERCHANT BEARS FULL RESPONSIBILITY FOR THE DETERMINATION OF THE ACCURACY AND APPLICABILITY OF THE OUTPUT FROM THE SOFTWARE AND ACKNOWLEDGES AND UNDERSTANDS THAT TAX CALCULATIONS OFTEN INVOLVE INTERPRETATIONS AND THAT THE DATA OF MANY JURISDICTIONS CAN CHANGE RAPIDLY. MERCHANT UNDERSTANDS THAT PANDESIC IS NOT PROVIDING SPECIFIC TAX, LEGAL, ACCOUNTING OR OTHER EXPERT ADVICE AND MERCHANT SHOULD OBTAIN THE ADVICE OF QUALIFIED PROFESSIONALS IN THE AREA.

-------------------------------------------------------------------------------
12.      LIMITATION OF LIABILITY
-------------------------------------------------------------------------------

         12.1 NEITHER PANDESIC, HOSTING PARTNER NOR SUPPLIERS SHALL BE LIABLE FOR (i) ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, OR FOR ANY LOSS OF PROFITS, LOSS OF REVENUE OR BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION RESULTING FROM THE SERVICES, THE PANDESIC EQUIPMENT OR THE SOFTWARE EVEN IF PANDESIC HAS BEEN ADVISED OF THE POSSIBILITY THEREOF OR (ii) ANY LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES, MISDELIVERIES OR SERVICE INTERRUPTIONS CAUSED BY PANDESIC OR MERCHANT. In no event shall Pandesic's aggregate cumulative liability for any damages whatsoever to Merchant, its employees, officers, directors, agents or contractors arising out of or related to this Agreement exceed the fees paid by Merchant to Pandesic, during the term, with respect to the Services.

         12.2 Neither Pandesic nor any of its officers, directors, employees, contractors or agents shall be liable for any damage or destruction of equipment or other materials belonging to, leased by, or otherwise under the control of Merchant, whether or not any such equipment or Materials are at any time located in facilities owned or operated by Pandesic, except where such damage or destruction is a direct result of the gross negligence, recklessness or willful misconduct of Pandesic or any of its officers, directors, employees, contractors and agents.

         12.3 The limitations of liability provided in this section shall inure to the benefit of Pandesic, Pandesic Affiliates, Hosting Partner, Suppliers and to all of the respective officers, directors, employees and agents of Pandesic and such other entities ("Limited Liability Parties").

         12.4 The limitations of liability in this Agreement shall apply whether (i) the action in which recovery is sought is based in contract, tort (including, but not limited to, negligence or strict liability), statute or otherwise; or (ii) a Limited Liability Party is alleged to be liable jointly with one or more parties or otherwise.

-------------------------------------------------------------------------------
13.      TERM AND TERMINATION
-------------------------------------------------------------------------------

         13.1 The initial term of this Agreement shall commence on the Contract Date and shall continue for twenty-four months from the date that the Pandesic software is loaded on the servers and the servers are ready to

-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 6

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PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

                  accept Merchant's configuration and functional installation of its products, ("Technical Installation"), following which it shall automatically renew for successive twenty-four month terms at the charges in effect at the commencement of each such terms, unless written notice of non-renewal by either party is delivered to the other party at least ninety (90) days prior to the end of the then-current term.

         13.2     TERMINATION BY PANDESIC

                  13.2.1 In addition to any other rights it may have under this Agreement or applicable law, Pandesic may, at its option, immediately terminate this Agreement, upon (i) a Payment Default, which is not cured within ten (10) business days of notice of such default,
                           (ii) Merchant's failure to comply with any other obligation of Merchant under this Agreement including, but not limited to, its failure to comply with any of the terms of the Use Policy, which is not cured within ten (10) business days of notice of such default, (iii) Merchant ceasing to do business in the normal course, becoming or being declared insolvent or bankrupt, being the subject of any proceeding relating to liquidation or insolvency which is not dismissed within ninety (90) calendar days or making an assignment for the benefit of its creditors, (iv) any attempt by Merchant to derive any source code from the Software, (v) breach of Merchant's obligations under Section 5 hereto, or
                           (vi) Pandesic, Hosting Partner or any Supplier becomes the subject of an investigation by a law enforcement agency or threatened with prosecution as a result of Merchant's use of the Services.

                  13.2.2 Pandesic may, at its option, terminate this Agreement and retain the initial set-up charge paid by Merchant in the event that Merchant does not complete its pre-work obligations to permit deployment of the Pandesic E-Business Solution Service by Pandesic within six (6) months of the Contract Date.

         13.3     TERMINATION BY MERCHANT

                  13.3.1 Merchant may terminate this Agreement in the event of a material breach by Pandesic of its obligations under this Agreement which breach is not cured within ten (10) business days after written notice thereof is received by Pandesic (a "Permissible Termination"), other than breaches that have defined remedies associated therewith. In the event of a Permissible Termination, Merchant shall pay a pro-rated Monthly Transaction Fee based on the number of days Pandesic provided Services prior to the date of termination of this Agreement by Merchant under this Section 13.3, if the level of Fees for such month would fall within the Monthly Base Fee.

                  13.3.2 If Merchant terminates this Agreement other than in a Permissible Termination, Merchant agrees that it would be impractical and/or extremely difficult to fix or establish the actual damage sustained by Pandesic as a result of such termination and agrees that Merchant shall pay to Pandesic as liquidated damages an amount equal to all unpaid Monthly Base Fees for the remainder of the then-current term of this Agreement.

         13.4 Upon termination of this Agreement, Pandesic and Merchant shall have no obligations to each other except as provided in this Agreement. Upon termination of this Agreement, Merchant shall (i) pay all amounts due and owing to Pandesic, (ii) remove from Pandesic's and Hosting Partner's premises all property owned by Merchant in respect of the Services provided, and (iii) return to Pandesic all equipment, documentation, software, access keys and any other property provided to Merchant by Pandesic under this Agreement. Any property of Merchant not removed from Pandesic's and Hosting Partner's premises within ten (10) days after such termination shall become the property of Pandesic, which may, among other things, dispose of such property without the payment of any compensation to Merchant. Pandesic shall return to Merchant all of its data residing on the Pandesic Equipment. The rights and obligations of the parties hereto


-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 7

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

                  which by their nature would continue beyond the termination or cancellation of this Agreement (including, without limitation, those relating to confidentiality, payment of charges, limitations of liability and indemnification) shall survive any such termination or cancellation.

-------------------------------------------------------------------------------
14.      DISPUTE RESOLUTION
-------------------------------------------------------------------------------

         14.1 If a dispute or difference of any kind whatsoever (a "Dispute" shall arise between Pandesic and Merchant in connection with, relating to or arising out of this Agreement, including the interpretation, performance, non-performance, or termination hereof, the parties shall attempt to settle such Dispute in the first instance by mutual discussions. If such Dispute has not been resolved within thirty (30) days by mutual discussions, the parties shall endeavor to settle the Dispute by mediation under the Mediation Rules of the American Arbitration Association prior to any recourse to arbitration pursuant to Section 14.2 below.

         14.2 If such Dispute cannot be settled within thirty (30) days after submission to mediation pursuant to Section 14.1 above (the "Mediation Period"), such Dispute shall be settled by an arbitral tribunal (the "Tribunal") under the Arbitration Rules of the American Arbitration Association (the "Arbitration Rules"). Each party shall appoint an arbitrator within thirty
                  (30) days after the expiration of the Mediation Period, which arbitrators shall then jointly appoint a third arbitrator within thirty (30) days after the appointment of the first two arbitrators, to act as president of the Tribunal. Arbitrators not so appointed shall be appointed pursuant to the Arbitration Rules. The costs of the arbitration shall be borne by the parties as determined by the Tribunal. The award rendered in any arbitration commenced hereunder shall be final and conclusive and judgment thereon may be entered in any court having jurisdiction for its enforcement. Neither party shall (i) appeal to any court from the decision of the Tribunal; or (ii) have any right to commence or maintain any suit or legal proceeding concerning a Dispute until such Dispute has been determined in accordance with the arbitration procedure provided for herein, and then only for enforcement of the award rendered in such arbitration.

         14.3     Notwithstanding the foregoing, nothing in Sections 14.1 or
                  14.2 shall be deemed as preventing either party from seeking injunctive relief from the courts pursuant to Section 14.4 below. All mediation and arbitration proceedings pursuant to this Agreement shall take place in Santa Clara County, California.

         14.4 Notwithstanding the foregoing, each party acknowledges that violation of Section 5.2 will cause irreparable harm to the other not adequately compensable by monetary damages. In addition to other relief, each party agrees that injunctive relief shall be available to the other in the event of such violations without necessity of posting bond to prevent any actual or threatened violation of such section.

-------------------------------------------------------------------------------
15.      GENERAL
-------------------------------------------------------------------------------

         15.1 Pandesic shall not be deemed to be in default of any provision of this Agreement or be liable for any delay, failure of performance or interruption of the provision of Services to Merchant resulting, directly or indirectly, from any (i) weather conditions, natural disasters or other acts of God,
                  (ii) action of any governmental or military authority, (iii) failure caused by telecommunication or other Internet provider (but not including Hosting Partner), or (iv) any other force or occurrence beyond its control, including any termination of the agreement between Pandesic and the Hosting Partner.

         15.2 Hosting Partner and Suppliers are third-party beneficiaries to this Agreement to the extent that this Agreement contains provisions which relate to Merchant's use of Hosting Partner's services or the Supplier Software. Such provisions are made for the benefit of such third parties and are enforceable by them in addition to Pandesic.

-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 8

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

         15.3 Unless otherwise specified herein, any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered personally or sent by facsimile transmission, email, internationally recognized overnight courier, registered or certified mail (postage prepaid with return receipt requested), to the address or facsimile number of Merchant as set forth in the Order Form or Pandesic as set forth below. Such notices or other communications shall be deemed received (i) on the date delivered, if delivered personally; (ii) on the date that return confirmation is received, if sent by facsimile; (iii) on the business day after being sent by an internationally recognized overnight air courier; or (iv) five (5) days after being sent, if sent by first class registered mail, return receipt requested.

                           Pandesic LLC
                           990 Almanor Avenue
                           Sunnyvale, California 94086
                           Attention: Director of Law & Corporate Affairs Facsimile Number: (408) 616-1920

         15.4 Any claims arising out of or related to this Agreement must be brought no later than one year after it has accrued.

         15.5 Nothing in this Agreement or in the course of dealing between Pandesic and Merchant pursuant hereto shall be deemed to create between Pandesic and Merchant (including their respective directors, officers, employees and agents) a partnership, joint venture, association, employment relationship or any other relationship other than that of independent contractors with respect to each other.

         15.6 This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to choice of law provisions that would cause the application of the law of another jurisdiction.

         15.7 Failure by either Pandesic or Merchant to enforce any of the provisions of this Agreement or any rights with respect hereto shall not be considered to be waiver of such provisions or rights, or to in any way affect the validity of this Agreement.

         15.8 If one or more of the provisions contained in this Agreement are found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not be affected.

         15.9 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.10 Pandesic may change its Hosting Partner at any time in its sole discretion.

         15.11 Upon reasonable notice and in a manner which does not unduly interfere with Merchant's operations, Pandesic shall have the right to audit and inspect Merchant's use of the Pandesic E-Business Solution Service and the sales records associated therewith in order to verify compliance with the terms of this Agreement. In the event there is a discrepancy of five percent (5%) or more in the accounts, Merchant shall be responsible for and shall pay the reasonable costs of such audit to Pandesic.

         15.12 Pandesic, as part of its E-Business Solutions Services provides certain equipment to Merchant for use in connection with the said Services. Merchant holds such equipment subject and subordinate to the rights of Pandesic. Merchant will keep such equipment free from any liens or encumbrances whatsoever and will indemnify and hold Pandesic harmless from it failure to do so. Merchant will maintain such equipment in good operating order, protect such from deterioration

-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions            Page 9

    [***] indicates confidential treatment for omitted text has been requested.

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

                  other than normal wear and tear and will not use such for any purposes other than contemplated herein.

         15.13 This Agreement constitutes the entire agreement of the parties and supersedes all oral negotiations and prior writings with respect thereto. Except as set forth in Section 13 above, this Agreement may not be amended, modified or terminated unless it is in writing signed by both parties hereto.

-------------------------------------------------------------------------------
16.      SPECIAL TERMS
-------------------------------------------------------------------------------

         16.1 Notwithstanding any other provision in this Agreement, it is hereby agreed as follows:

                  16.1.1 Merchant shall be permitted to have, for no additional Fees, up to [***]warehouses (suppliers and/or supplier locations). Merchant shall be responsible for the costs of all equipment required at such warehouse locations, as well as all telecommunication costs associated therewith. Pandesic shall initially train Merchant in the implementation of the Service at such location and thereafter all such implementations shall be the responsibility of Merchant.

                  16.1.2 Merchant may have multiple web sites as the front end of the Pandesic Service, provided that all transactions from such web sites are processed through Merchant's Pandesic Service transaction servers and that all customer revenues are captured by the Pandesic Service (and Fees are paid in respect thereof. Pandesic acknowledges and agrees that such arrangement shall not be deemed as breaching Merchant's obligations set out in Section 2.2 of these Terms and Conditions.

                  16.1.3 The time periods for cure of a breach by the parties of their obligations provided for in Sections 13.2.1 and 13.3.1 shall be thirty (30) days instead of ten
                           (10) days.

                  16.1.4 Section 10 hereof shall be amended such that any use of either party's name by the other shall require the approval of the party whose name is in question, which approval shall not be unreasonably withheld.

                  16.1.5 If, at the end of the Planning, Analysis and Design Phase of the deployment period Merchant concludes that the Service will not meet its needs to an acceptable level, Merchant has the option of terminating the Agreement and Pandesic shall refund [***] to Merchant.

                  16.1.6 Merchant may transfer or assign this Agreement as a result of the sale of all or substantially all of the assets of Merchant or a merger with or into a third party, except in the event that such transfer or assignment is to a competitor of Pandesic or, in Pandesic's view, is not otherwise conducive to Pandesic's business interests. In such case Pandesic does not deem transfer or assignment in Pandesic's interest, Merchant shall be allowed to continue operation of the Pandesic system for six months as long as Merchant runs Pandesic system solely with Merchant's then current employees who were operating the system prior to the transfer or assignment. No training or knowledge transfer to the acquiring company regarding the Pandesic solution is permitted.

                  16.1.7 Pandesic agrees to not sign certain other entities to the Pandesic Service, subject to ecommerce sales by Merchant through the Pandesic Service being greater than [***] in 1999 and [***] for 2000. This exclusivity shall not affect any current Pandesic merchants. Subject to the above, Pandesic shall not sign any (i) named drop-ship suppliers of Merchant,
                           (ii) named companies selling over the internet which have at least [***] of their sales being similar goods as are offered by Merchant and who use the drop-

-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions           Page 10

    [***] indicates confidential treatment for omitted text has been requested.

PANDESIC AGREEMENT
-------------------------------------------------------------------------------
TERMS AND CONDITIONS

                           ship model, and (iii) [***] or [***]. The named companies shall be set out in a letter from Merchant to Pandesic contemporaneously with the execution of this Agreement.

                  16.1.8 Should a sale or transfer in assets to a third party as described in 16.1.6 occur, the Merchant has the option of decreasing the length of the initial term of this Agreement from 24 months to 12 months. All other provisions of Section 13.1 shall remain the same. In such case, Merchant will give Pandesic six months notice.

                  16.1.9 Pandesic shall add server and bandwidth capacity commensurate with the business requirements of Merchant and its customers. Said server and bandwidth capacity shall be such that system performance and transaction response times shall be in line with industry norms.

                  16.1.10 Merchant shall be permitted to procure, on its own account and expense, additional servers for purposes that relate to its e-commerce site. In such event, if Merchant wants to co-locate servers at DIGEX, Pandesic shall work with Merchant to assist in receiving best possible terms from DIGEX for such additional servers.

-------------------------------------------------------------------------------
ACCEPTANCE
-------------------------------------------------------------------------------

ACCEPTED BY ONLINE SPECIALITY RETAILING, INC.
DBA GREATFOOD.COM:                              ACCEPTED BY PANDESIC LLC:

SIGNATURE: /S/ BENJAMIN C. NOURSE               SIGNATURE: /S/ PETER WOLCOTT
          -----------------------------------             ---------------------
PRINT NAME: BENJAMIN C. NOURSE                  PRINT NAME: PETER WOLCOTT
           ----------------------------------              --------------------
TITLE: CHAIRMAN                                 TITLE: PRESIDENT
      ---------------------------------------         -------------------------
DATE: MARCH 10, 1999                            DATE: MARCH 18, 1999
     ----------------------------------------        --------------------------


-------------------------------------------------------------------------------
GRR 022699         Pandesic Agreement -- Terms and Conditions           Page 11

    [***] indicates confidential treatment for omitted text has been requested.

                               GREATFOOD.COM



March 10, 1999

Pandesic LLC
990 Almanor Avenue
Sunnyvale, CA  94086

Dear Sirs:

The following lists are provided per paragraph 16.1.7 of the Pandesic Agreement GRRO22699 -- Terms and Conditions. These lists may be updated from time to time during the course of our agreement:

-------------------------------------------------------------------------------
1.       NAMED DROP-SHIP SUPPLIERS OF GREATFOOD.COM
-------------------------------------------------------------------------------

COMPANY                       PRODUCTS                           COMPANY                       PRODUCTS
-------                       --------                           -------                       --------
Ackerman & Cooke              Prime beef steaks and roasts       Harry & David                 Fruits, gift baskets
Advantage International       Imported cheeses                   Harbor Sweets                 Hand-make gift chocolates
Bella Cucina Artful Food      Pasta, sauces, olive oil           Hickory Farms                 Cheeses, sausages, gift baskets
Blue Crab Bay Company         Soups, crackers and Bloody         Highland Sugarworks           Vermont maple syrup and
                              Mary mix from the                                                breakfast gift packs
                              Chesapeake Bay area
Brown & Haley                 Almond Roca-TM- and other         Hogue Farms                   Pickled vegetables
                              fine chocolates                                                  for appetizers and snacks
Caffe Appassionato            Speciality coffee                  John Wm. Macy Cheesesticks    Gourmet cheesesticks
Calio Groves                  California olive oils              Killer Pecans                 Twice-cooked junior mammoth
                                                                                               pecan halves
Celebration Speciality        Birthday and occasion cakes,       Kim & Scott's Gourmet         Pretzels
Foods                         tarts, pastries                    Pretzels
Carson's Ribs                 Barbecue ribs from Chicago         Les Encore                    Cookies
Charlie Palmer Foods          Cooking sauces                     Lobster Gram                  Live Maine lobster dinners
Chef's Pride                  Fresh turkeys                      Melissa's                     Exotic fruit
Chewy's Rugulach              Pastries                           Mo Hotta Mo Betta             Hot sauces
Chukar Cherry Company         Dried fruits and candies,          Moonshine Trading             Honeys and nut butters
                              gift baskets
Cibo Fresh Specialities       Fresh herb butters, cheeses        Omaha Steak Company           Steaks and other beef products
                              and pestos
Cinnabar Speciality           Chutneys and sauces                Oregon Orchard                Hazelnuts and chocolate coated
Foods, Inc.                                                                                    hazelnuts
Cinnabon                      Cinnamon rolls                     Pacific Cookie Company        Oatmeal, chocolate chip and
                                                                                               other cookies
Cornfields                    Gourmet popcorn                    Paul Proudhomme's Magic       Spice mixes
                                                                 Seasoning Blends
Crinklaw Farms                Wreaths, dried flowers,            Partners Crackers             Crackers
                              garlic braids
Da Vinci Gourmet              Flavored syrups                    Patti's Plum Puddings         Plum pudding
D'Artagnan                    Pates, sausages, specialty meats   Perugina                      Chocolates
Edible Eats                   Gourmet cheesecakes                Petrossian Cavier             Imported caviar
Elena's                       Pasta and pasta sauces             Port Chatham Smoked Salmon    Smoked salmon and gift packs
The Famous Pacific            Chocolate Decadence, tortes        Quality Citrus Packs          Extra fancy Sunkist oranges and
Dessert Company               and brownies                                                     grapefruit
Fox's Fine Foods              Relishes and pestos                Reward Specialty Food         Gourmet granola
                                                                 Company
Goldwater's Foods of Arizona  All natural hot and fruit salsas   Torn Ranch                    Dried fruits and nuts, gift packs
Grafton Village Cheese        Vermont cheddar cheeses            Tortuga                       Rum cakes
Graysmarsh Farms              Jams and preserves                 Two Buddies BBQ               BBQ sauces and marinades
Greenwich Bay Clams           Rhode Island littleneck clams      Ultimate Baking Company       Gourmet biscotti
Grimaud Farms                 Muscovy Duck, rabbit, goose        Ultimate Basket               Gift baskets
Hagerty Foods                 Sauces and pickled vegetables      Walker's Shortbreads          Imported shortbread from Scotland
Ham I Am!                     Hickory-smoked hams, turkeys,
                              quail and beef brisket

-------------------------------------------------------------------------------
2. NAMED COMPANIES SELLING SPECIALTY FOOD PRODUCTS OVER THE INTERNET USING DROP-SHIP SUPPLIERS
-------------------------------------------------------------------------------

COMPANY                                   COMPANY
-------                                   -------
                                          [***]

-------------------------------------------------------------------------------
ACCEPTANCE
-------------------------------------------------------------------------------

ACCEPTED BY ONLINE SPECIALTY RETAILING, INC.
DBA GREATFOOD.COM:                              ACCEPTED BY PANDESIC LLC:

SIGNATURE: /S/ BENJAMIN C. NOURSE               SIGNATURE: /S/ PETER WOLCOTT
          ----------------------------------              ---------------------
PRINT NAME: BENJAMIN C. NOURSE                  PRINT NAME: PETER WOLCOTT
           ---------------------------------               --------------------
TITLE: CHAIRMAN                                 TITLE: PRESIDENT
      --------------------------------------          -------------------------
DATE: MARCH 10, 1999                            DATE: MARCH 18, 1999
     ---------------------------------------         --------------------------